UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 12, 2005

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246

Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

On May 12, 2005, Water Pik Technologies, Inc. (the “Company”) issued a news release announcing that its stockholders elected three directors to three-year terms expiring in 2008, approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors, and ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2005.  A copy of the news release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	News Release dated May 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	May 13, 2005	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated May 12, 2005.